Summary Prospectus	May 1, 2020
AMG GW&K Enhanced Core Bond ESG Fund

Class N: MFDAX	Class I: MFDSX	Class Z: MFDYX

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information, reports to shareholders and other information about the Fund online at
https://www.amgfunds.com/resources/order_literature.html. You can also get this information at no cost by calling 1-800-548-4539 or by sending an e-mail request to shareholderservices@amg.com. The current prospectus and statement of additional information, dated May 1, 2020, as revised or supplemented from time to time, are incorporated by reference into this summary prospectus.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website (https://www.amgfunds.com/resources/order_literature.html), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary or, if you invest directly with the Fund, by logging into your account at www.amgfunds.com.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-548-4539 to inform the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds in the AMG Funds Family of Funds held in your account if you invest through your financial intermediary or all funds in the AMG Funds Family of Funds held with the fund complex if you invest directly with the Fund.
Investment Objective
The AMG GW&K Enhanced Core Bond ESG Fund’s (the “Fund”) investment objective is to generate income and capital appreciation.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. If you transact in Class I shares of the Fund through a financial intermediary, you may be required to pay a commission to the financial intermediary for effecting such transactions. Such commissions are charged by the financial intermediary and are not reflected in the table or Expense Example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class N	Class I	Class Z
Management Fee	0.30%	0.30%	0.30%
Distribution and Service (12b-1) Fees	0.25%	None	None
Other Expenses[1]	0.58%	0.65%	0.58%
Total Annual Fund Operating Expenses	1.13%	0.95%	0.88%
Fee Waiver and Expense Reimbursements[2]	(0.40)%	(0.40)%	(0.40)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[2]	0.73%	0.55%	0.48%
[1]	Expense information has been restated to reflect current fees.
[2]	AMG Funds LLC (the “Investment Manager”) has contractually agreed, through at least May 1, 2021, to waive management fees and/or pay or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.48%
of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds II Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.
Expense Example
This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through May 1, 2021. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class N	$75	$319	$584	$1,339
Class I	$56	$263	$486	$1,130
Class Z	$49	$241	$448	$1,047
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual

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AMG GW&K Enhanced Core Bond ESG Fund SUMMARY PROSPECTUS

Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 71% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its objective by investing in a diversified portfolio of fixed income securities.
Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in bonds. The term “bond” includes any debt or fixed income securities. Up to 20% of the Fund’s assets may be invested in below investment grade securities (commonly known as “junk bonds” or “high yield securities”). Below investment grade securities are rated below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB- by S&P Global Ratings (“S&P”) or similarly rated by another nationally recognized statistical rating organization, or unrated but determined by GW&K Investment Management, LLC, the subadviser to the Fund (“GW&K” or the “Subadviser”), to be of comparable credit quality. In cases where the credit ratings agencies have assigned different credit ratings to the same security, the security will be considered to have the higher credit rating. The Fund may continue to hold securities that are downgraded in credit rating subsequent to their purchase if GW&K believes it would be advantageous to do so. While the Fund may purchase debt securities of any duration, the Fund currently intends to primarily invest in debt securities so that the overall duration of the Fund’s portfolio will remain +/- 20% of the duration of its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. As of December 31, 2019, the duration of the benchmark was 5.87 years. The average duration of debt securities in the Fund’s portfolio may, however, be shorter or longer depending on market conditions.
The Fund may invest in debt securities issued by any of the following: public and private U.S. companies; the U.S. government and its agencies, such as the Federal Home Loan Bank; and state and local governments issuing taxable municipal securities. The Fund may also invest in asset-backed and mortgage-backed debt securities. The Fund may also invest in bonds whose proceeds are reserved for financing the implementation of the United Nations’ Sustainable Development Goals or other sustainable projects. GW&K’s investment process involves fundamental credit research and GW&K’s analysis of how the Fund’s potential investments are affected by material environmental, social and governance (“ESG”) factors. In selecting potential investments for the Fund, GW&K uses top-down research that focuses on managing duration, yield curve, credit quality, volatility and liquidity, as well as bottom-up research that focuses on fundamental analysis, valuation analysis, technical analysis, and ESG factor analysis. GW&K may adjust its assessment of an investment based on a number of considerations.
In selecting debt securities issued by public and private U.S. companies and state and local governments issuing taxable municipal securities, GW&K applies its ESG factor analysis. GW&K has created its own proprietary ESG Scoring System, which takes into consideration a range of factors, including independent analysis from third parties such as MSCI Inc. and Sustainalytics, as well as its own analysis of material ESG factors. Each of GW&K’s sector specialists generally assesses the materiality of relevant environmental, social and governance metrics to bond issues during the fundamental research process, depending on the sector and for corporate issuers the nature of the company’s business. GW&K uses standards developed by the Sustainable Accounting Standards Board to inform these assessments. Environmental assessment may take into account issues such as carbon emissions, natural resource usage, hazardous waste, chemical safety, water stress and sustainable technology. Social assessment may take into account issues such as human rights, labor relations, employee safety, product safety, data security and community relations. Governance assessment may take into account issues such as business ethics, board quality, board composition, compensation practices, financial reporting and stakeholder governance.
GW&K recognizes that the relative impact of ESG factors on investment performance may vary across market sector, industries and regions, but the firm believes that responsible corporate behavior with respect to ESG factors can contribute to positive and sustainable long-term financial performance. GW&K seeks to identify issuers that GW&K believes are leaders in their industries in effectively addressing exposure to ESG risks through business practices, policies and programs, or issuers within an industry that have more limited exposure to ESG risks. The goal of the ESG factor analysis is to seek investments with lesser exposure to, or better management of, ESG risks.
Principal Risks
There is the risk that you may lose money on your investment. All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.
Below are some of the risks of investing in the Fund. The risks are presented in an order intended to facilitate readability and their order does not imply that the realization of one risk is more likely to occur than another risk or likely to have a greater adverse impact than another risk. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Debt Securities Risk—the value of a debt security changes in response to various factors, including, for example, market-related factors, such as changes in interest rates or changes in the actual or perceived ability of an issuer to meet its obligations. Investments in debt securities are subject to, among other risks, credit risk, interest rate risk, extension risk, prepayment risk and liquidity risk.

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AMG GW&K Enhanced Core Bond ESG Fund SUMMARY PROSPECTUS

Market Risk—market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including economic, political, or market conditions, or other factors including terrorism, war, natural disasters and the spread of infectious illness or other public health issues, including epidemics or pandemics such as the COVID-19 outbreak in 2020, or in response to events that affect particular industries or companies.
Interest Rate Risk—fixed coupon payments (cash flows) of bonds and debt securities may become less competitive with the market in periods of rising interest rates and cause bond prices to decline. During periods of increasing interest rates, the Fund may experience high levels of volatility and shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices, which could reduce the returns of the Fund.
Credit and Counterparty Risk—the issuer of bonds or other debt securities may be unable or unwilling, or may be perceived as unable or unwilling, to make timely interest or principal payments or otherwise honor its obligations.
High Yield Risk—below investment grade debt securities and unrated securities of similar credit quality (commonly known as “junk bonds” or “high yield securities”) may be subject to greater levels of interest rate, credit, liquidity, and market risk than higher-rated securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments.
ESG Investing Risk—because applying the Fund’s ESG investment criteria may result in the selection or exclusion of securities of certain issuers for reasons other than financial performance, the Fund’s investment returns may underperform funds that do not utilize an ESG investment strategy. The application of this strategy may affect the Fund’s investment exposure to certain companies, sectors, regions, countries or types of investments, which could negatively impact the Fund’s performance depending on whether such investments are in or out of favor. Applying ESG criteria to investment decisions is qualitative and subjective by nature, and there is no guarantee that the criteria utilized by the Subadviser or any judgment exercised by the Subadviser will reflect the beliefs or values of any particular investor. Socially responsible norms differ by region and industry, and a company’s ESG practices or the Subadviser’s assessment of a company’s ESG practices may change over time.
Asset-Backed and Mortgage-Backed Securities Risk—investments in asset-backed and mortgage-backed securities involve risk of severe credit downgrades, loss due to prepayments that occur earlier or later than expected, illiquidity and default.
Changing Distribution Level Risk—the Fund will normally receive income which may include interest, dividends and/or capital gains, depending upon its investments. The distribution amount paid by the Fund will vary and generally depends on the amount of income the Fund earns (less expenses) on its portfolio holdings, and capital gains or losses it recognizes. A decline in the Fund’s income or net capital gains arising from its investments may reduce its distribution level.
Extension Risk—during periods of rising interest rates, a debtor may pay back a bond or other fixed income security slower than expected or required, and the value of such security may fall.
Inflation Risk—the risk that the value of assets or income from investments will be worth less in the future.
Liquidity Risk—the Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.
Management Risk—because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that the Subadviser’s investment techniques and risk analysis will produce the desired result.
Municipal Market Risk—factors unique to the municipal bond market may negatively affect the value of municipal bonds.
Prepayment Risk—a debtor may exercise its right to pay back a bond or other debt security earlier than expected or required during periods of decreasing interest rates.
Reinvestment Risk—the Fund may have difficulty reinvesting payments from debtors and may receive lower rates than from its original investments.
U.S. Government Securities Risk—obligations issued by some U.S. Government agencies, authorities, instrumentalities, or sponsored enterprises such as Government National Mortgage Association (“GNMA”) are backed by the full faith and credit of the U.S. Government, while obligations issued by others, such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), and Federal Home Loan Banks (“FHLBs”), are not backed by the full faith and credit of the U.S. Government and are backed solely by the entity’s own resources or by the ability of the entity to borrow from the U.S. Treasury. If one of these agencies defaults on a loan, there is no guarantee that the U.S. Government will provide financial support.
Performance
The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broad based securities market index. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.
As of November 14, 2012, GW&K Investment Management, LLC was appointed as the subadviser to the Fund and the Fund adopted changes to its investment strategies. As of May 1, 2019, the Fund changed its name from “AMG GW&K Enhanced Core Bond Fund” to “AMG GW&K Enhanced Core Bond ESG Fund” and adopted the Fund’s current investment strategies. The Fund’s past performance would have been different if the Fund were managed using the current investment strategies.

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AMG GW&K Enhanced Core Bond ESG Fund SUMMARY PROSPECTUS

The performance information for the Fund’s Class N shares (formerly Investor Class shares, which were renamed Class N shares on October 1, 2016 (formerly Class A shares, which were renamed Investor Class shares on December 1, 2012)) in the bar chart, and for periods prior to December 1, 2012 in the table below, does not reflect the impact of the front end and deferred sales charges (loads) that were in effect until December 1, 2012. Effective February 27, 2017, outstanding Class S shares of the Fund (formerly Service Class shares, which were renamed Class S shares on October 1, 2016) and outstanding Class I shares of the Fund (formerly Institutional Class shares, which were renamed Class I shares on October 1, 2016) were renamed Class I and Class Z shares, respectively. To obtain updated performance information please visit www.amgfunds.com or call 800.548.4539.
Calendar Year Total Returns as of 12/31/19 (Class N)
Best Quarter: 5.13% (1st Quarter 2012)
Worst Quarter: -3.11% (4th Quarter 2016)
Average Annual Total Returns as of 12/31/19
AMG GW&K Enhanced Core Bond ESG Fund	1 Year	5 Years	10 Years	Since Inception[1]
Class N Return Before Taxes	10.35%	2.37%	4.13%	—
Class N Return After Taxes on Distributions	9.24%	1.30%	2.62%	—
Class N Return After Taxes on Distributions and Sale of Fund Shares	6.11%	1.32%	2.68%	—
Class I Return Before Taxes	10.51%	2.54%	–	2.70%
Class Z Return Before Taxes	10.59%	2.62%	4.39%	—
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	8.72%	3.05%	3.75%	2.66%
[1]	Class I and Index performance shown reflects performance since the inception date of the Fund's Class I shares on November 30, 2012.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Class N shares only, and after-tax returns for Class I and Class Z shares will vary.
Portfolio Management
Investment Manager
AMG Funds LLC
Subadviser
GW&K Investment Management, LLC
Portfolio Manager
Mary F. Kane, CFA
Partner and Portfolio Manager of GW&K;
Portfolio Manager of the Fund since 11/12.
Buying and Selling Fund Shares
Initial Investment Minimum
Class N
Regular Account: $2,000
Individual Retirement Account: $1,000
Class I
Regular Account: $100,000
Individual Retirement Account: $25,000
Class Z*
Regular Account: $5,000,000
Individual Retirement Account: $50,000
Additional Investment Minimum
Class N and Class I (all accounts): $100
Class Z (all accounts): $1,000
* Individual retirement accounts may only invest in Class Z shares by purchasing shares directly from the Fund.
TRANSACTION POLICIES
You may purchase or sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly with the Fund. Shares may be purchased, sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at www.amgfunds.com, or by bank wire (if bank wire instructions are on file for your account).
AMG Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9769
Providence, RI 02940-9769
Tax Information
The Fund intends to make distributions that are taxable to you as ordinary income, qualified dividend income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in

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AMG GW&K Enhanced Core Bond ESG Fund SUMMARY PROSPECTUS

the plan, but you will generally be taxed upon withdrawal of monies from the plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Investment Manager, AMG
Distributors, Inc. (the “Distributor”) and the Subadviser, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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